Exhibit 99.1

Dollar Tree, Inc. to Host Third Quarter Earnings Conference Call

CHESAPEAKE, Va. - November 15, 2013 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores selling everything for $1 or less, will host its conference call for investors and analysts to discuss financial results for the third quarter ended November 2, 2013.

WHEN:         Thursday, November 21, 2013
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 888-218-8172 for USA and Canadian calls or 913-312-0862 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Thursday, November 28, and may be accessed by dialing 888-203-1112. Please enter Passcode # 2266078.

CONTACT:        Dollar Tree, Inc.
Timothy J. Reid, 757-321-5284
    www.DollarTree.com